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                                                                   EXHIBIT 10.11

                         REGISTRATION RIGHTS AGREEMENT

    THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of
            , 2000 by and between 724 Solutions Inc., a corporation amalgamated under the laws of Ontario ("Parent"), each of the undersigned shareholders of Parent, being the Founding Shareholder (as defined herein) and the Strategic Partners (as defined herein), each of the undersigned shareholders of Tantau Software, Inc. ("Tantau") (each, a "Tantau Shareholder" and collectively, the "Tantau Shareholders") and each of the undersigned Affiliates (as defined herein) of particular Strategic Partners (as defined herein).

                                    RECITALS

    A. This Agreement is entered into in connection with that certain Agreement and Plan of Merger, dated as of November 29, 2000 among Parent, Tantau and Saturn Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent ("Merger Sub") (as the same may be amended, the "Merger Agreement"), pursuant to which Merger Sub will be merged with and into Tantau. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

    B. Each Tantau Shareholder holds shares of Tantau Capital Stock or other securities or contractual rights representing the right to acquire or subscribe for, or which are exercisable for or convertible into or exchangeable for, shares of Tantau Capital Stock (collectively, "Tantau Securities").

    C. Pursuant to the Merger Agreement, at the Effective Time each outstanding share of Tantau Capital Stock will be converted into the right to receive a number of Parent Shares (as defined herein) based upon the provisions of
Section 2.01(c) of the Merger Agreement and cash in lieu of any fractional shares thereof.

    D. The Parent Shares issued to the Tantau Shareholders pursuant to the Merger will be registered with the SEC on Form F-4 prior to Closing, but will be subject to the transfer restrictions set forth in Resale Restriction Agreement between Parent and each of the Tantau Shareholders (the "Resale Restriction Agreement") and as provided under applicable law.

    E. Parent, the Founding Shareholder (as defined herein), the Strategic Partners (as defined herein), together with Financial Technology Ventures (Q), L.P. ("FTVQ") and Financial Technology Ventures, L.P. ("FTV") are parties to an Amended and Restated Unanimous Shareholders' Agreement dated as of October 26, 1999 (the "Unanimous Shareholders' Agreement").

    F. Most of the provisions of the Unanimous Shareholders' Agreement were terminated effective as of January 27, 2000, being the date of Parent's initial public offering; Articles 13, 14 and 17 thereof, survived this termination, all in accordance with Section 1.12(d) of the Unanimous Shareholders' Agreement.

    G. Articles 13 and 14 of the Unanimous Shareholders' Agreement currently govern the registration rights of the Founding Shareholder (as defined herein) and the Strategic Partners (as defined herein).

    H. FTVQ and FTV have distributed their Parent Shares to their respective participants and general partners, and have advised Parent that: (i) they no longer have any registration rights under the Unanimous Shareholders' Agreement or otherwise at law with respect to Parent Shares; (ii) they no longer have any other rights under, entitlement to or interest in the Unanimous Shareholders' Agreement; and (iii) accordingly, any such registration rights and any such other rights which they may

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previously have had under, and any and all entitlement to and interest in, the
Unanimous Shareholders' Agreement, have terminated.

    I. Sonera Corporation was a holder of Parent Shares (as defined herein) at the time the Unanimous Shareholders' Agreement was executed, but it has since transferred its beneficial interest in such Parent Shares to Sonera
SmartTrust Ltd. For the purposes of this Agreement, Sonera SmartTrust Ltd. is a Strategic Partner (as defined herein) and Sonera Corporation is not a Strategic Partner (as defined herein).

    J. Parent, the Founding Shareholder (as defined herein) and the Strategic Partners (as defined herein) have agreed to terminate Articles 13, 14 and 17 of the Unanimous Shareholders' Agreement effective as of the date hereof in consideration of the mutual covenants contained herein.

    K. Parent and the Shareholders that are parties hereto agree that this Agreement shall govern the rights of the Shareholders that are parties hereto to cause Parent to register such Shareholders' Parent Shares (as defined herein) for distribution to the public.

    L. Each Shareholder is entering into this Agreement as a material inducement to, and in consideration of, Parent's willingness to consummate the transactions contemplated by the Merger Agreement.

                                   AGREEMENT

    NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties mutually agree as follows:

                                   ARTICLE 1
                        DEFINITIONS AND INTERPRETATIONS

1.1  DEFINITIONS

    As used in this Agreement, the following terms shall have the following meanings:

       (a)     "1319079" -- has the meaning given to such term in
               Section 1.1(p).

       (b)     "AFFILIATE" -- has the following meaning:

                (i) one body corporate shall be affiliated with another body corporate if, but only if, one of them is the Subsidiary of the other or both are Subsidiaries of the same body corporate or each of them is controlled by the same person;

                (ii) for the purposes of the definition of "Affiliate" and "Subsidiary", a body corporate shall be considered to be controlled by a person or by two or more bodies corporate if, but only if:

                   (A) voting securities of the first-mentioned body corporate carrying more than 50% of the votes for the election of directors are held, other than by way of security only, by or for the benefit of such other person or by or for the benefit of such other bodies corporate; and

                   (B) the votes carried by such securities are sufficient, if exercised, to elect a majority of the board of directors of the first-mentioned body corporate; and

               (iii) an "Affiliate" of a specified person that is not a body corporate is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified. In this case, "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to elect

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                      a majority of such specified person's board of directors
                      or similar governing body, or otherwise having the power to direct the business and policies of such specified person pursuant to the terms of the organizational documents of such specified person.

       (c) "AGREEMENT" -- has the meaning given to such term in the preamble.

       (d)     "BAC" -- has the meaning given to such term in Section 1.1(fff).

       (e)     "BLUE SKY" -- has the meaning given to such term in
               Section 1.1(p).

       (f)     "BMO" -- has the meaning given to such term in Section 1.1(fff).

       (g)     "BODY CORPORATE" -- has the meaning given to such term in
               Section 1.1(iii).

       (h) "BUSINESS DAY" -- means any day other than a Saturday, Sunday or statutory holiday in Toronto (Ontario), New York (New York) or Helsinki (Finland).

       (i) "CANADIAN SECURITIES LAWS" -- means the securities laws, regulations and rules of the provinces of Canada, the policy statements and companion policies of or administered by the Canadian Securities Regulators, and discretionary rulings or orders issued by the Canadian Securities Regulators pursuant to such laws, regulations, rules and policy statements, all as amended and in effect from time to time.

       (j) "CANADIAN SECURITIES REGULATORS" -- means the British Columbia Securities Commission; the Alberta Securities Commission; the Saskatchewan Securities Commission; the Manitoba Securities Commission; the Ontario Securities Commission; the Commission des valeurs mobilieres du Quebec; the Nova Scotia Securities Commission; the Director of Securities, Department of Justice, Newfoundland; the Office of the Administrator, New Brunswick; the Registrar of Securities, Prince Edward Island; and any other person performing similar functions under Canadian Securities Laws.

       (k) "COMPANY REGISTRATION" -- means an offering by Parent (on its behalf or on behalf of the Founding Shareholder or any Strategic Partner) of any of its equity shares or other securities to the public solely for cash proceeds pursuant to a prospectus or registration statement under the Securities Laws of one or more provinces of Canada and/or of the United States (including, without limitation, for the purpose of qualification or registration of securities held by the Founding Shareholder or any Strategic Partner pursuant to a Demand Registration, other than a Shareholder contemplating exercising its Piggyback Registration rights hereunder); provided, however, that a Company Registration shall not include: (i) a registration relating solely to participants in the Stock Option Plans or other employee incentive or benefit plans of Parent or its subsidiaries, such as a registration on Form S-1, Form S-8 or on similar forms that may be promulgated in the future; (ii) a registration relating solely to transactions covered by Rule 145 under the SECURITIES ACT registered on Form F-4, Form S-4 or any other form for a limited purpose, or similar forms currently existing or that may be promulgated in the future; (iii) a registration on any form for a limited purpose relating solely to a matter which does not require a prospectus or registration statement to include (explicitly or through incorporation by reference) substantially the same information as would be required to be included in a registration statement covering the sale to the public of Parent Shares held by the Founding Shareholder or the Strategic Partners; and (iv) a registration in which the only equity securities being registered are those issuable upon conversion of debt securities which are also being registered.

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       (l)     "CSTC" -- has the meaning given to such term in
               Section 1.1(fff).

       (m) "DEMAND REGISTRATION" -- means, individually or collectively, a Founding Shareholder Demand Registration and/or a Strategic Partner Demand Registration.

       (n)     "ETA" -- has the meaning given to such term in Section 11.5.

       (o) "EXCHANGE ACT" -- means the SECURITIES EXCHANGE ACT OF 1934, as amended from time to time.

       (p) "FOUNDING SHAREHOLDER" -- means, collectively, Greg Wolfond (the principal of Blue Sky Capital Corporation ("Blue Sky")), Blue Sky and 1319079 Ontario Inc. ("1319079"), Blue Sky and 1319079 each being an undersigned shareholder of Parent, and any Subsidiary or Affiliate of Blue Sky and 1319079, as the case may be, who acquires, directly or indirectly, from Blue Sky or 1319079 any Parent Shares together with an assignment of their Registration Rights hereunder, provided that the provisions of this Agreement permit the associated assignment of Blue Sky's and 1319079's Registration Rights, and entities which become shareholders of Parent in respect of which Greg Wolfond holds a material interest; and for the purposes of this definition, a material interest shall be deemed to be held by Greg Wolfond if he BONA FIDE directly or indirectly owns or holds a majority of the voting rights in such entity; and a "MEMBER OF THE FOUNDING SHAREHOLDER" means any person contemplated by this definition of Founding Shareholder.

       (q) "FOUNDING SHAREHOLDER DEMAND REGISTRATIONS" -- has the meaning ascribed to it in Section 4.1(a).

       (r) "FOUNDING SHAREHOLDER REGISTRATION REQUEST" -- has the meaning ascribed to it in Section 4.1(a).

       (s)     "FTV" -- has the meaning given to such term in the Recitals.

       (t)     "FTVQ" -- has the meaning given to such term in the Recitals.

       (u)     "GST" -- has the meaning given to such term in Section 11.5.

       (v)     "HSBC" -- has the meaning given to such term in
               Section 1.1(fff).

       (w) "INDEMNIFIED PARTY" or "INDEMNIFYING PARTY" -- have the meaning given to such terms in Section 11.3.

       (x) "INITIATING PARTY(IES)" -- means the Founding Shareholder (in the case of a Founding Shareholder Demand Registration) and the Strategic Partners (in the case of a Strategic Partner Demand Registration).

       (y) "LONG-FORM REGISTRATIONS" -- has the meaning given to such term in Section 1.1(mm), including a long form prospectus under Canadian Securities Laws.

       (z) "MEMBER OF THE FOUNDING SHAREHOLDER" -- has the meaning given to such term in Section 1.1(p).

       (aa)    "MINIMUM THRESHOLD" -- has the meaning given to such term in
               Section 7.2(a).

       (bb) "MERGER AGREEMENT" -- has the meaning given to such term in the Recitals.

       (cc) "MERGER SUB" -- has the meaning given to such term in the Recitals.

       (dd)    "NOTICES" -- has the meaning given to such term in
               Section 12.11.

       (ee)    "PAYMENT" -- has the meaning given to such term in Section 11.5.

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       (ff)     "PERSON" -- means an individual, partnership, unincorporated association, organization, syndicate, corporation, trust and a trustee, executor, administrator or other legal or personal representative.

       (gg)    "PIGGYBACK REGISTRATION" -- has the meaning given to such term in
               Section 4.2 and includes a reference to the equivalent rights exercisable pursuant to Sections 5.2 and 6.1.

       (hh) "REGISTER", "REGISTERED" and "REGISTRATION" -- means a registration of Registrable Securities or qualification of a prospectus in respect of the issuance or sale of Registrable Securities effected by preparing and filing a Registration Statement in compliance with applicable Securities Laws and the declaration or ordering of the effectiveness of such Registration Statement by the appropriate Securities Regulators.

       (ii) "REGISTRABLE SECURITIES" -- means any equity securities of Parent.

       (jj) "REGISTRATION EXPENSES" -- means any and all expenses incidental to a Demand Registration or a Piggyback Registration, including without limitation: (i) all registration, filing and qualification fees of the Securities Regulators, the National Association of Securities Dealers, Inc. and other similar persons; (ii) all fees and expenses incurred in connection with compliance with provincial and state or "blue sky" Securities Laws (including reasonable fees and disbursements of counsel in connection with the "blue sky" qualification of any of the Registrable Securities); (iii) all expenses incurred by Parent in preparing, printing and distributing any Registration Statement, any prospectus, any amendments or supplements thereto or other documents incorporated by reference therein, and other documents relating to the Demand Registration or Piggyback Registration; (iv) all fees and expenses incurred by Parent in connection with the listing, if any, of the Registrable Securities on any securities exchange or quotation system;
                (v) the fees and disbursements of counsel for Parent and of the independent public accountants of Parent, including the expenses of any special audits or "cold comfort" letters required by or incidental to such performance and compliance; and (vi) the fees and expenses of one United States and one Canadian counsel to the Selling Shareholders (as a group); provided that Registration Expenses shall not include Selling Expenses.

       (kk) "REGISTRATION REQUEST" -- means, in the case of the Founding Shareholder, a Founding Shareholder Registration Request, and in the case of the Strategic Partners, a Strategic Partner Registration Request.

       (ll) "REGISTRATION RIGHTS" -- means (i) in the case of the Founding Shareholder and the Strategic Partners, the ability to compel a Demand Registration pursuant to Articles 4 and 5, respectively, or a Short-Form Registration pursuant to Article 9; or (ii) in the case of the Founding Shareholder, the Strategic Partners and the Tantau Shareholders, the ability to effect a Piggyback Registration pursuant to Articles 4, 5 and 6, as the case may be.

       (mm)   "REGISTRATION STATEMENT" -- means a registration statement of
              Parent: (I) on Form F-1, S-1 or any similar long-form registration ("Long-Form Registrations"); or (II) on Form F-2, F-3 or F-10 (or S-2, S-3 or S-10) or any similar short-form registration ("Short-Form Registrations") if Parent qualifies to use such a short form; or (III) (unless the context otherwise requires and subject to subparagraphs (i) to (iii) below) a prospectus of Parent (short-form or long-form) prepared in accordance with the Canadian Securities Laws, together with, in each case, all amendments and supplements to such document (including post-effective amendments), and all exhibits thereto and all materials incorporated by reference therein, and for the

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              purposes of this Agreement: (i) filing a preliminary prospectus prepared in accordance with the Canadian Securities Laws and obtaining a receipt therefor from each of the applicable Canadian Securities Regulators shall be deemed to constitute filing a Registration Statement under the Canadian Securities Laws;
              (ii) filing a (final) prospectus prepared in accordance with the Canadian Securities Laws and obtaining a receipt therefor from each of the applicable Canadian Securities Regulators shall be deemed to constitute causing a Registration Statement to be declared effective under the Canadian Securities Laws; and
              (iii) amending or supplementing a prospectus to the extent required by the Canadian Securities Laws during the period in which securities are being distributed pursuant to such prospectus shall be deemed to constitute maintaining the effectiveness of a Registration Statement under the Canadian Securities Laws.

       (nn) "RESALE RESTRICTION AGREEMENT" -- has the meaning given to such term in the Recitals.

       (oo)    "S-3 SELLER" -- has the meaning given to such term in
               Section 9.1.

       (pp)    "PARENT" -- has the meaning given to such term in the preamble.

       (qq)    "PARENT ACTIVITY" -- has the meaning given to such term in
               Section 10.9.

       (rr) "PARENT SHARE" -- means a fully paid and non-assessable common share, no par value, of Parent.

       (ss) "SECURITIES ACT" -- means the SECURITIES ACT OF 1933, as amended from time to time.

       (tt) "SECURITIES ACT (ONTARIO)" -- means the SECURITIES ACT (Ontario), as amended from time to time.

       (uu) "SECURITIES LAWS" -- means Canadian Securities Laws and/or U.S. Securities Laws.

       (vv) "SECURITIES REGULATORS" -- means any Canadian Securities Regulator and/or U.S. Securities Regulator.

       (ww) "SELLING EXPENSES" -- means underwriting discounts and selling commissions, fees and expenses and any transfer taxes in respect of any Selling Shareholder's Registrable Securities incurred in connection with any registration and sale of Registrable Securities, but does not include fees and expenses of one United States and one Canadian counsel to the Selling Shareholders (as a group).

       (xx) "SELLING SHAREHOLDERS" -- means each Shareholder participating in a Registration effected pursuant to this Agreement such that all or part of the Registrable Securities owned by the Shareholder are included among the securities offered by the Registration Statement.

       (yy) "SHAREHOLDER" -- means any of the Founding Shareholder, a Strategic Partner, a Tantau Shareholder and any other person who becomes a shareholder of Parent and who holds or acquires Registration Rights in accordance with and pursuant to the terms hereof, in each case so long as they are shareholders of Parent and hold such Registration Rights; and "SHAREHOLDERS" shall have a corresponding meaning.

       (zz) "SHARES" or "SECURITIES" or "EQUITY SHARES" or "EQUITY SECURITIES" -- means all shares, options, warrants, interests, participations or other equivalents (regardless of how designated) of or in Parent, whether voting or non-voting or participating or non-participating, including without limitation Parent Shares, or any securities, bonds, notes, debentures or other evidences of indebtedness that are convertible into or exchangeable for any of the foregoing.

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       (aaa)   "SHORT-FORM OFFERINGS" -- has the meaning given to such term in
               Section 9.1.

       (bbb) "SHORT-FORM REGISTRATIONS" -- has the meaning given to such term in Section 1.1(mm) and includes a short-form prospectus under Canadian Securities Laws.

       (ccc)   "SMARTTRUST" -- has the meaning given to such term in
               Section 1.1(fff).

       (ddd)   "SONERA" -- means Sonera Corporation.

       (eee) "STOCK OPTION PLANS" -- means Parent's 1997 Canadian Stock Option Plan, 1999 U.S. Stock Option Plan and Amended and Restated 2000 Stock Option Plan, the Ezlogin.com 1999 Stock Option Plan assumed by Parent effective June 15, 2000 and the Tantau 1999 Stock Plan, which will be assumed by Parent in accordance with the Merger Agreement, and similar plans of Parent.

       (fff) "STRATEGIC PARTNER" -- means, so long as they are a shareholder of Parent and hold Registration Rights hereunder, each of Bank of Montreal ("BMO"), Bank of America Corporation ("BAC"), Citicorp Strategic Technology Corporation ("CSTC"), Sonera SmartTrust Ltd. ("SmartTrust"), WFC Holdings Corporation ("WFC") and HSBC Investment Bank plc ("HSBC").

       (ggg) "STRATEGIC PARTNER DEMAND REGISTRATION" -- has the meaning ascribed to it in Section 5.1(b).

       (hhh) "STRATEGIC PARTNER REGISTRATION REQUEST" -- has the meaning ascribed to it in Section 5.1(a).

       (iii) "SUBSIDIARY" -- means an incorporated body wherever or however incorporated (a "body corporate") that is a "SUBSIDIARY" of another body corporate. A body corporate shall be considered a subsidiary of another body corporate if, but only if:

                (i)  it is controlled (as defined in Section 1.1(b)(ii)) by:

                   (A)  that other body corporate, or

                   (B) that other body corporate and one or more bodies corporate each of which is controlled by that other body corporate, or

                   (C) two or more bodies corporate each of which is controlled by that other body corporate; or

                (ii) it is a subsidiary of a body corporate that is a subsidiary of that other body corporate;

       (jjj)    "TANTAU" -- has the meaning given to such term in the preamble.

       (kkk) "TANTAU QUALIFIED PARENT SHARES" -- has the meaning given to such term in Section 6.1.

       (lll) "TANTAU SECURITIES" -- has the meaning given to such term in the Recitals.

       (mmm) "TANTAU SHAREHOLDER" or "TANTAU SHAREHOLDERS" -- have the meaning given to such terms in the preamble.

       (nnn) "TRADING DAY" -- means any day that The Toronto Stock Exchange or The NASDAQ National Market are open for trading.

       (ooo) "UNANIMOUS SHAREHOLDERS' AGREEMENT" -- has the meaning given to such term in the Recitals.

       (ppp) "U.S. SECURITIES LAWS" -- means the Securities Act, the Exchange Act and such other state or "blue sky" securities laws of the states of the United States.

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       (qqq)   "U.S. SECURITIES REGULATOR" -- means the United States Securities and Exchange Commission, and any other person performing similar functions under the U.S. Securities Laws that are applicable to an offering of Registrable Securities hereunder.

       (rrr)    "WFC" -- has the meaning given to such term in
                Section 1.1(fff).

                                   ARTICLE 2
                    REPRESENTATIONS, WARRANTS AND COVENANTS

2.1 REPRESENTATIONS, WARRANTIES AND COVENANTS OF TANTAU SHAREHOLDERS

    Each Tantau Shareholder hereby severally, but not jointly, represents and warrants (and acknowledges that Parent and the other Shareholders are relying on such representations and warranties) that:

    (a) RESALE RESTRICTION AGREEMENT

       Such Tantau Shareholder understands that the Parent Shares issued to such Tantau Shareholder (and securities of Tantau assumed by Parent) in connection with the Merger, will be subject to contractual transfer restrictions, including a lock-up, as provided in the Resale Restriction Agreement and an escrow, as provided in the Escrow Agreement (as such term is defined in the Merger Agreement); and

    (b) MERGER AGREEMENT; DISCLOSURE DOCUMENT

       Such Tantau Shareholder has received and has had the opportunity to review copies of the Merger Agreement and the related agreements contemplated by the Merger Agreement (including the Resale Restriction Agreement and the Escrow Agreement), together with all exhibits and schedules thereto, and has had the opportunity to discuss such Agreements with counsel and other advisors.

2.2 REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS WHICH ARE CORPORATE OR OTHER ENTITIES

    Each Shareholder that is not an individual represents and warrants (and acknowledges that the other Shareholders are relying upon such representations and warranties in entering into this Agreement) that, at the date hereof:

    (a) the Shareholder is a corporation duly incorporated, or partnership or other entity duly formed, and in any case validly existing and in good standing under the laws of the jurisdiction of its organization;

    (b) the Shareholder has all necessary power, authority and approval to enter into this Agreement and to perform its obligations hereunder;

    (c) all necessary action has been taken by the Shareholder to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder, and this Agreement has been duly executed and delivered by the Shareholder and constitutes a legal, valid and binding obligation of the Shareholder enforceable against it in accordance with its terms; and

    (d) neither the execution and delivery of this Agreement by the Shareholder, nor the performance of its obligations hereunder, will conflict with or result in the violation, contravention or breach of, or any default under, any of the terms or provisions of the charter, by-laws or other organizational documents of the Shareholder or of any agreement, obligation, contract, commitment, law or regulation to which the Shareholder is a party or by which it is bound.

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2.3 REPRESENTATIONS AND WARRANTIES OF PARENT

    Parent represents and warrants (and acknowledges that the Shareholders are relying upon such representations and warranties in entering into this Agreement) that, at the date hereof:

    (a) Parent is a corporation duly amalgamated and validly existing and in good standing under the laws of the Province of Ontario;

    (b) Parent has all necessary corporate power, authority and approval to enter into this Agreement and to perform its obligations hereunder;

    (c) all necessary corporate action has been taken by Parent to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder, and this Agreement has been duly executed and delivered by Parent and constitutes a legal, valid and binding obligation of Parent enforceable against it in accordance with its terms; and

    (d) neither the execution and delivery of this Agreement by Parent, nor the performance of its obligations hereunder, will conflict with or result in the violation, contravention or breach of, or any default under, any of the terms or provisions of the constituant documents or by-laws of Parent or of any agreement, obligation, contract, commitment, law or regulation to which Parent is a party or by which it is bound.

2.4 QUALIFICATION OF REPRESENTATIONS AND WARRANTIES

    Any representation or warranty made by a party hereto as to the enforceability of any agreement against such party is subject to the following qualifications:

    (a) specific performance, injunction and other equitable remedies are discretionary and, in particular, may not be available where damages are considered an adequate remedy; and

    (b) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other laws generally affecting enforceability of creditors' rights.

2.5 COMPLIANCE WITH SECURITIES LAWS

    Shareholder will observe and comply with the Securities Laws, as now in effect and as from time to time amended, in connection with any offer, sale, pledge, transfer or other disposition of the Parent Shares, including without limitation, any Registration Statement delivery requirements.

                                   ARTICLE 3
                        TERMINATION OF PRIOR AGREEMENTS

3.1 TERMINATION OF SURVIVING PROVISIONS OF UNANIMOUS SHAREHOLDERS' AGREEMENT

    Articles 13, 14 and 17 of the Unanimous Shareholders' Agreement are hereby terminated effective as of the date hereof. The parties hereto agree and confirm that all other provisions of the Unanimous Shareholders' Agreement terminated effective as of January 27, 2000, being the date of Parent's initial public offering in accordance with Section 1.12(d) thereof.

3.2 TERMINATION OF FTVQ'S AND FTV'S RIGHTS UNDER, ENTITLEMENT TO AND INTEREST IN THE UNANIMOUS SHAREHOLDERS' AGREEMENT

    FTVQ and FTV have distributed their Parent Shares to their respective participants and general partners, and, as such, have advised Parent in written correspondence dated November 27, 2000, a copy of which is attached hereto as Exhibits "3.2-A" and "3.2-B", that:

    (a) FTVQ and FTV no longer have any Registration Rights under the Unanimous Shareholders' Agreement or otherwise at law with respect to Parent Shares;

    (b) FTVQ and FTV no longer have any other rights under, entitlement to or interest in the Unanimous Shareholders' Agreement; and

    (c) accordingly, any such Registration Rights and any such other rights which they may previously have had under, and any and all entitlement to and interest in, the Unanimous Shareholders' Agreement, have terminated.

3.3 CITICORP AND SONERA

    Each of Citicorp, an Affiliate of CSTC, and Sonera, an Affiliate of SmartTrust, each being an original party to the Unanimous Shareholders' Agreement, is a party to this Agreement solely for the purposes of acknowledging the termination of Articles 13, 14 and 17 of the Unanimous Shareholders' Agreement in accordance with this Article 3.

                                   ARTICLE 4
                    FOUNDING SHAREHOLDER REGISTRATION RIGHTS

4.1 DEMAND REGISTRATION

    (a) Subject to subsection (c) of this Section 4.1 and Section 4.4 hereof, the Founding Shareholder may at any time request in writing (such a written request being referred to herein as a "Founding Shareholder Registration Request") that Parent qualify a prospectus for, or effect the registration of, all or a part of the Parent Shares owned by the Founding Shareholder under, at the option of the Founding Shareholder, the Securities Laws of one or more of the Provinces of Canada and/or the United States. (All registrations pursuant to this Section 4.1 are referred to herein as "Founding Shareholder Demand Registrations".)

    (b) Upon receipt of a Founding Shareholder Registration Request, Parent shall, as soon as practicable, but in any event no later than 25 days prior to the filing of the applicable Registration Statement, give written notice of such request to the Strategic Partners and the Tantau Shareholders. Upon the written request of such Strategic Partners and/or such Tantau Shareholders made to Parent within 15 business days after the receipt of such notice from Parent, Parent shall use all reasonable efforts to prepare, execute and file such Registration Statement or Registration Statements as shall be necessary to effect such qualification or registration and include in such qualification or registration, as the case may be, the requested number of Parent Shares held by such Strategic Partners and the requested number of Tantau Qualified Parent Shares held by such Tantau Shareholders (pursuant to their respective Piggyback Registration rights under Article 5 and
       Article 6, respectively), all in accordance with and subject to the terms of this Agreement.

    (c) The Founding Shareholder may effect only two Founding Shareholder Demand Registrations pursuant to this Agreement.

4.2 PIGGYBACK REGISTRATION

    Whenever Parent proposes (other than pursuant to a Founding Shareholder Demand Registration) to effect a Company Registration, Parent shall furnish prompt (but in any event no later than 25 days prior to the filing of the applicable Registration Statement) written notice to the Founding Shareholder of its intention to effect such a Company Registration and the intended method of distribution in connection therewith. Such notice shall offer the Founding Shareholder the opportunity to qualify or register (on the same terms and conditions) such number of Parent Shares owned by the Founding Shareholder, as the Founding Shareholder may request (in this Article 4, a "Piggyback Registration"). Upon the written request of the Founding Shareholder made to Parent within 15 business days after the receipt of such notice from Parent, Parent shall include in such Company Registration the requested number of Parent Shares held by the Founding Shareholder, all in accordance with and subject to the terms of this Agreement.

4.3 SHORT-FORM PROSPECTUS REGISTRATIONS

    In addition, the Founding Shareholder may request the registration or qualification of its Parent Shares pursuant to a Short-Form Offering, as defined in and in accordance with and subject to the terms of Article 9 hereof.

4.4 EXPIRY OF REGISTRATION RIGHTS

    Notwithstanding any of the foregoing provisions, Parent shall not be required to effect a Founding Shareholder Demand Registration or include in a Piggyback Registration securities which the Founding Shareholder has requested be included therein: (I) if the request of the Founding Shareholder is made at any time after January 27, 2004, being the date which is four years from Parent's initial public offering; or (II) if: (i) such securities have become freely tradable pursuant to Rule 144 of the Securities Act (i.e., are no longer subject to the volume and manner of sale restrictions applicable to "affiliates" of Parent (as defined under United States Securities Laws)), and have become freely tradable upon the expiration of any otherwise applicable hold period under Canadian Securities Laws (or any similar provision under other applicable Securities Laws); and
    (ii) an offering of such securities would not be deemed to constitute a "distribution" within the meaning of clause (c) of Subsection 1(1) of the Securities Act (Ontario) (or equivalent provisions of the other Canadian Securities Laws); and (iii) the Founding Shareholder holds less than 2.5% of the issued and outstanding equity shares of Parent at the date of the request (in the case of a Founding Shareholder Demand Registration) or less than 300,000 Parent Shares (in the case of a Piggyback Registration of the Founding Shareholder).

                                   ARTICLE 5
                   REGISTRATION RIGHTS OF STRATEGIC PARTNERS

5.1 DEMAND REGISTRATION RIGHTS OF STRATEGIC PARTNERS

    (a) Subject to subsection (c) of this Section 5.1 and Section 5.4 hereof, the Strategic Partners, acting collectively as described below, may at any time request in writing (such a written request being referred to herein as a "Strategic Partner Registration Request") that Parent qualify a prospectus for, or effect the registration of, all or a part of the Parent Shares owned by such Strategic Partners (PRO RATA based upon the number of Registrable Securities owned by such Strategic Partners who wish to participate in such qualification or registration, or on such other proportional basis or as otherwise allocated as such Strategic Partners may otherwise agree) under, at the option of the Strategic Partners, the Securities Laws of one or more of the Provinces of Canada and/or of the United States. Subject to the preceding sentence, the exercise of any such collective demand registration rights (each such exercise being referred to herein as a "Strategic Partner Demand Registration") shall be implemented, governed by and otherwise subject to the direction of those Strategic Partners that collectively hold a majority of the Parent Shares owned by all Strategic Partners.

    (b) Upon receipt of a Strategic Partner Registration Request, Parent shall, as soon as practicable, but in any event no later than 25 days prior to the filing of the applicable Registration Statement, deliver written notice of such request to the Founding Shareholder and the Tantau Shareholders. Upon the written request of the Founding Shareholder and/or such Tantau Shareholders made to Parent within 15 business days after the receipt of such notice from Parent, Parent shall use all reasonable efforts to effect such qualification or registration and include in such qualification or registration, as the case may be, the requested number of Parent Shares held by the Founding Shareholder and the requested number of Tantau

       Qualified Parent Shares (as defined herein) held by such Tantau Shareholders (pursuant to their respective Piggyback Registration rights under Article 4 and Article 6, respectively) all in accordance with and subject to the terms of this Agreement. (All registrations initiated pursuant to this Section 5.1 are referred to herein as "Strategic Partner Demand Registrations").

    (c) The Strategic Partners may effect only two Strategic Partner Demand Registrations.

5.2 PIGGYBACK REGISTRATION RIGHTS OF STRATEGIC PARTNERS

    Whenever Parent proposes to effect a Company Registration (other than pursuant to Section 5.1 hereof), Parent shall furnish prompt (but in any event no later than 25 days prior to the filing of the applicable Registration Statement) written notice to the Strategic Partners of its intention to effect such a Company Registration and the intended method of distribution in connection therewith. Such notice shall offer the Strategic Partners the opportunity to qualify or register (on the same terms and conditions) all or part of their Parent Shares or other equity shares, subject to the provisions of this Agreement (in this Article 5, a "Piggyback Registration"). Upon the written request of a Strategic Partner made to Parent within 15 business days of the receipt of such notice from Parent, Parent shall include in such Company Registration the requested number of Parent Shares held by such Strategic Partner (complying with the provisions of this Article 5) all in accordance with and subject to the terms of this Agreement.

5.3 SHORT-FORM OFFERING REGISTRATIONS

    In addition, the Strategic Partners, acting collectively as contemplated in
    Section 5.1(a), may request the registration or qualification of their Parent Shares pursuant to a Short-Form Offering as defined in and in accordance with and subject to the terms of Article 9 hereof.

5.4 EXPIRY OF REGISTRATION RIGHTS

    Notwithstanding any of the foregoing provisions, Parent shall not be required to include securities in a Demand Registration or Piggyback Registration, which a Strategic Partner has requested be included therein:
    (I) if such request is made at any time after January 27, 2004, being the day which is four years after Parent's initial public offering; or (II) if:
    (i) such securities have become freely tradable pursuant to Rule 144 of the SECURITIES ACT (i.e., are no longer subject to the volume and manner of sale restrictions applicable to "affiliates" of Parent (as defined under United States Securities Laws)), with respect to the Strategic Partner in question and have become freely tradable upon the expiration of any otherwise applicable hold period under Canadian Securities Laws (or any similar provision under applicable Securities Laws); (ii) an offering of such securities would not be deemed to constitute a "distribution" within the meaning of clause (c) of Subsection 1(1) of the SECURITIES ACT (Ontario) (or equivalent provisions of Canadian Securities Laws); and (iii) the Strategic Partner in question then holds less than 2.5% of the issued and outstanding equity shares of Parent at the date of the request (in the case of a Strategic Partner Demand Registration) or less than 300,000 Parent Shares (in the case of a Piggyback Registration of the Strategic Partners).

                                   ARTICLE 6
                     TANTAU SHAREHOLDER REGISTRATION RIGHTS

6.1 PIGGYBACK REGISTRATION RIGHTS

    (a) Subject to Section 6.1(c) and Section 6.2 hereof, whenever Parent proposes to effect a Company Registration that is an underwritten offering, and provided that either the Founding Shareholder or at least one of the Strategic Partners has exercised its Registration Rights in accordance with Article 4, Article 5 or Article 9 hereof, as the case may be, to include Parent Shares in such Company Registration, Parent shall furnish prompt (but in any event no later than 25 days prior to the filing of the applicable Registration Statement) written notice to each of the Tantau Shareholders of its intention to effect such a Company Registration and the intended method of distribution in connection therewith. Such notice shall offer the Tantau Shareholders the opportunity to qualify or register (on the same terms and conditions) all or part of the Parent Shares that were issued to each of them in connection with the Merger (subject to Section 6.1(b)) the transfer of which is not then prohibited by the Resale Restriction Agreement (collectively, "Tantau Qualified Parent Shares"), subject to the provisions of this Agreement (in this Article 6, a "Piggyback Registration"). Upon the written request of a Tantau Shareholder made to Parent within 15 business days after the receipt of such notice by Parent, Parent shall include in such Company Registration the requested number of Tantau Qualified Parent Shares, subject to the provisions hereof and other customary terms, conditions and limitations relating to the registration of securities generally.

    (b) Notwithstanding the foregoing, Parent shall not be required to register any Tantau Qualified Parent Shares the transfer of which is restricted by the terms of the Resale Restriction Agreement, or that are held in escrow in accordance with the Escrow Agreement (as that term is defined in the Merger Agreement), provided however that, if a Company Registration is effected prior to the day which is three months from the Effective Time (as defined in the Merger Agreement), the Tantau Shareholders may request that Parent include up to 15% of such Tantau Shareholder's Tantau Qualified Parent Shares in such Company Registration. In the event that a Tantau Shareholder makes such a request, the number of Tantau Qualified Parent Shares that are ultimately included in such Company Registration shall be deducted from the number of Tantau Qualified Parent Shares released from the Resale Restriction (as defined in the Resale Restriction Agreement) after the Three Month Reference Date (as defined in and in accordance with Section 2(b)(i) of the Resale Restriction Agreement).

    (c) If, in the opinion of counsel to Parent, the Tantau Qualified Parent Shares are not permitted to be included in a Company Registration in accordance with Section 6.1(a) hereof, either because of the rules and regulations of an applicable Securities Regulator, or because of written or oral directives of an applicable Securities Regulator to such effect, then Parent shall use reasonable efforts to cause the lead managing underwriter(s) of the offering to offer and sell the Tantau Qualified Parent Shares concurrently with, and at the same price and terms as applicable to, the sale of Parent Shares by the Founding Shareholder and/or Strategic Partner(s) that are participating in such Company Registration. Parent shall not be deemed to breach this Agreement if it effects such Registration notwithstanding the refusal of the lead managing underwriter(s) of the offering to take the actions described in the previous sentence. If an applicable Securities Regulator precludes or imposes substantial disclosure requirements with respect to the inclusion of the Tantau Qualified Parent Shares in such offering, then Parent will be deemed to have used reasonable efforts without further requirement that the Tantau Qualified Parent Shares be so included in the underwritten offering.

    (d) For the purposes of Section 6.1(c) hereof, the Tantau Shareholders shall use the same underwriter used by Parent for the offering in question, and shall cooperation and coordinate their efforts in good faith with those of Parent with a view to avoiding disruption or regulatory impediments to the Company Registration.

6.2 TERMINATION OF REGISTRATION RIGHTS

    All rights granted to the Tantau Shareholders pursuant to Section 6.1 shall terminate with respect to any Tantau Qualified Parent Shares held by a Tantau Shareholder upon the earliest to occur of (i) January 27, 2004, being the date which is four years from Parent's initial public offering;
    (ii) the acquisition of the Tantau Qualified Parent Shares by any person from a Tantau Shareholder in accordance with Section 12.2(c) hereof; or
    (iii) the Tantau Shareholder in question then holds: (x) with respect to the 90 day period commencing on the date hereof, less than 50,000 Tantau Qualified Parent Shares; or (y) with respect to the period thereafter, less than 300,000 Tantau Qualified Parent Shares.

                                   ARTICLE 7
                  RULES RELATING TO DEMAND REGISTRATION RIGHTS

7.1 CONTENTS OF DEMAND REGISTRATION REQUEST

    (a) Any request for a Demand Registration shall specify the number of securities proposed to be sold by the Initiating Party(ies) and the intended method of disposition thereof (i.e. registration only, "best efforts" or firm underwriting). Parent shall not be obligated to effect a Demand Registration unless the Demand Registration is in respect of at least the lesser of: (i) 1,000,000 Parent Shares; and (ii) 25% of the Parent Shares then held by the Initiating Party(ies).

    (b) A Demand Registration shall not require a shelf registration or a shelf prospectus.

7.2 MINIMUM OFFERING SIZE FOR DEMAND REGISTRATION

    Notwithstanding the initiation of a Demand Registration, and in addition to the limitations set forth in Section 7.1(a), Parent shall not be obligated to effect such Demand Registration if:

    (a) Parent determines, after consultation with the proposed underwriters for the offering, that the aggregate expected gross proceeds in respect of:
       (i) the Parent Shares requested to be included in an offering pursuant to a Registration Request; and (ii) the Parent Shares and/or the Tantau Qualified Parent Shares requested to be included in such offering pursuant to the exercise of Piggyback Registration rights under Sections 4.2, 5.2 or 6.1 hereof, as the case may be, will be less than US $20,000,000 (the "Minimum Threshold"), unless the Initiating Party(ies) agree(s) to sell additional securities (to the extent that it retains any securities of Parent) to make up the deficiency; or

    (b) pursuant to the advisement of the lead managing underwriter(s) as contemplated in Section 10.2(b), there is a reduction in the number of Parent Shares (inclusive of all shares being sold in the offering by Parent and the Shareholders) to be included in the offering such that the reduced number of Parent Shares would not generate proceeds that are equal to or that exceed the Minimum Threshold;

    provided, however, that if the Initiating Party(ies) are proposing to sell all of their remaining securities of Parent, the Minimum Threshold requirement shall not apply. In addition, subject to the immediately preceding sentence, if a Demand Registration is not implemented because the Minimum Threshold has not been met, the Initiating Party(ies) shall be entitled to re-initiate such requested Demand Registration at a later time in accordance with the provisions of this Agreement.

7.3 NO OBLIGATION TO EFFECT DEMAND REGISTRATION RIGHT

    Notwithstanding anything to the contrary contained in this Agreement:

    (a) Parent shall not be obligated to effect a Founding Shareholder Demand Registration if, as of the date that such demand is delivered to the Company, the Founding Shareholder had the opportunity to utilize its Piggyback Registration rights in connection with a Registration of Parent Shares that became effective within the immediately preceding six month period and did not at that time exercise such rights by a request to have included in such Piggyback Registration at least 100,000 Parent Shares (it being acknowledged that as a result of the priority allocation rules contained herein, such request might not have been honored in full);

    (b) Parent shall not be obligated to effect any Demand Registration: (i) if Parent has, within the nine month period immediately preceding the delivery of the Registration Request, already caused a Registration Statement relating to a Demand Registration for the Initiating Party(ies) to be declared effective; or (ii) in any jurisdiction in which Parent would be required to qualify generally to do business or to execute a general consent to service of process in effecting such Registration, except to the extent required by applicable law of Canada, the United States or a political subdivision thereof in connection with the particular offering; and

    (c) Parent shall not be obligated to effect, or to take any action to effect, any Demand Registration: (i) during the period starting with the date 60 days prior to Parent's good faith estimate of the date of filing of, and ending on a date 180 days after the effective date of, a Company Registration; provided that Parent is actively employing in good faith all reasonable efforts to cause such Registration Statement to become effective; or (ii) if the Initiating Party(ies) proposes to dispose of Parent Shares that may be distributed pursuant to a Short-Form Offering pursuant to a request made pursuant to Article 9 hereof.

7.4 ABILITY OF PARENT TO SUSPEND A DEMAND REGISTRATION

    In addition, if, in connection with a Registration Request, Parent shall, no later than five days prior to the effectiveness of a Registration Statement, furnish to the Initiating Party(ies), a certificate signed by the Chief Financial Officer of Parent stating that, in the good faith judgment of the Board of Directors of Parent, it would be seriously detrimental to Parent and its shareholders to file a Registration Statement pursuant to such Registration Request and it is therefore essential to defer the filing of such Registration Statement, Parent shall have the right to defer taking action with respect to such filing for a period of not more than 120 days after receipt of the Registration Request of the Initiating Party(ies); provided, however, that Parent may utilize this right only once in respect of a Founding Shareholder Demand Registration and only once in respect of a Strategic Partner Demand Registration.

7.5 ASSIGNMENT OF FOUNDING SHAREHOLDER AND STRATEGIC PARTNER REGISTRATION RIGHTS

    (a) The Founding Shareholder shall be entitled to assign its Registration Rights relating to any of its Parent Shares being sold to any person (without prejudice to the Registration Rights attaching to the Parent Shares that the Founding Shareholder continues to hold), provided, however that:

        (i) the Founding Shareholder Demand Registration rights under
            Section 4.1 hereof may only be assigned in whole, and not in part, and the Founding Shareholder shall not retain any part of the Founding Shareholder Demand Registration rights once they have been assigned;

        (ii) the Founding Shareholder Piggyback Registration rights under
             Section 4.2 hereof may only be assigned if the purchaser of its Parent Shares acquires at least 5% of the issued and outstanding equity shares of Parent at the date of the transaction pursuant to which such purchaser first becomes a Shareholder and such Piggyback Registration rights may be exercised by such assignee as if it was a member of the Founding Shareholder (including in conjunction with the exercise of a Founding Shareholder Demand Registration);

       (iii) Parent is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and

        (iv) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement.

       For greater certainty, subject to Section 12.1(c) hereof, any assignee of the Founding Shareholder Registration Rights under this Section 7.5(a) shall have the same rights and benefits, and shall be subject to the same limitations and restrictions, applicable to the Founding Shareholders hereunder including, without limitation, Sections 4.4 and 9.4 hereof and the 300,000 Parent Shares threshold below which the Founding Shareholder's Piggyback Registration rights expire.

    (b) Subject to Section 12.2 and this Section 7.5(b), the Strategic Partner Demand Registration rights are meant to be exercised, collectively, by all Strategic Partners from time to time and no interest therein may accrue to the benefit of or be exercised by any other person. Any person who acquires from one or more Strategic Partners in a particular transaction (or series of related transactions) at least 5% of the outstanding equity shares of Parent at the date of such acquisition, accompanied by an assignment of Registration Rights hereunder in accordance with Section 12.2 hereof, shall be entitled to participate in a Strategic Partner Demand Registration under Article 5 hereof and a Short-Form Offering Registration initiated by a Strategic Partner under
       Article 9, and to exercise the Piggyback Registration rights under
       Article 5, as if it was a Strategic Partner (including in conjunction with the exercise of a Strategic Partner Demand Registration), provided that, subject to Section 12.1(c), any such person shall have the same rights and benefits, and shall be subject to the same limitations and restrictions applicable to Strategic Partners hereunder including, without limitation, Sections 5.4 and 9.4 hereof and the 300,000 Parent Shares threshold below which a Strategic Partner's Piggyback Registration rights expire.

    For greater certainty, subject to the provisions of the Agreement (including, without limitation, Section 5.4 and 9.4 hereof), the Registration Rights of a Strategic Partner hereunder shall remain unaffected and in full force and effect with respect to such Strategic Partner's remaining Parent Shares in the event of such an acquisition by a person of at least 5% of the outstanding equity shares of Parent.

                                   ARTICLE 8
                   PRIORITIES RELATING TO REGISTRATION RIGHTS

8.1 PRIORITIES FOR OFFERINGS INITIATED BY PARENT

    If a proposed Piggyback Registration relates to an underwritten primary registration on behalf of Parent and the lead managing underwriter(s) advises Parent in writing that, in its opinion, the number of Registrable Securities requested to be included in the Registration (inclusive of the securities proposed to be sold by Parent) exceeds the number which can be sold in such offering without adversely affecting the price of the Registrable Securities to be sold, then Parent shall include in such Registration, in order of priority: (i) first, the securities Parent proposes to sell; (ii) second, all (or a portion, as the case may be) of the Registrable Securities requested to be included in such Piggyback Registration by the Founding Shareholder, the Strategic Partners and the Tantau Shareholders, PRO RATA based upon the number of Registrable Securities requested by them to be included in such Piggyback Registration, except to the extent any of them may agree to a lower priority; and (iii) third, other securities of Parent requested to be included in such Registration.

8.2 PRIORITIES FOR OFFERINGS INITIATED BY THE FOUNDING SHAREHOLDER OR THE STRATEGIC PARTNERS

    If a Demand Registration relates to an underwritten offering and the lead managing underwriter(s) advise(s) Parent in writing that, in its opinion, the number of Registrable Securities requested to be included in such Registration (inclusive of all proposed Piggyback Registrations) exceeds the number which can be sold in such offering without adversely affecting the price of the Registrable Securities to be sold, then Parent shall include in such Registration, in order of priority: (i) first, securities Parent wishes to sell, to the extent of gross proceeds of US$25,000,000; (ii) second, all or a portion (as the case may be) of the Registrable Securities requested to be included in such offering by the Founding Shareholder and the Strategic Partners (whether pursuant to their Demand Registration Rights or their Piggyback Registration rights) and the Tantau Shareholders (pursuant to their Piggyback Registration rights), PRO RATA based upon the number of Registrable Securities requested by them to be included in such Registration, except to the extent any of them may agree to a lower priority; (iii) third, the balance of the securities Parent proposes to sell, if any; and (iv) fourth, other securities of Parent requested to be included in such Registration; provided, however, that if Parent's exercise of its priority causes the number of shares registrable by the Initiating Party(ies) to be reduced by more than 25%, then such Registration shall not be counted as a Registration for purposes of Sections 4.1, 5.1 or 9.3, as the case may be, and the Initiating Party(ies) shall retain its/their rights with respect to such Demand Registration.

8.3 PRIORITIES FOR OFFERINGS INITIATED BY A THIRD PARTY

    If a Piggyback Registration relates to an underwritten secondary offering on behalf of holders of Parent Shares (other than the Founding Shareholder under Article 4 or the Strategic Partners under Article 5 or the Tantau Shareholders under Article 6) and the lead managing underwriter(s) advise(s) Parent in writing that, in its opinion, the number of Registrable Securities requested to be included in such Registration (inclusive of all proposed Piggyback Registrations) exceeds the number which can be sold in such offering without adversely affecting the price of the Registrable Securities to be sold, then Parent shall include in such Registration, in order of priority: (i) first, securities Parent wishes to sell, to the extent of gross proceeds of US$25,000,000; (ii) second, the securities proposed to be sold by the sellers on whose behalf the offering was initiated;
    (iii) third, all or a portion (as the case may be) of the Registrable Securities requested to be included in such offering by the Founding Shareholder, the Strategic Partners and the Tantau Shareholders PRO RATA based upon the number of Registrable Securities requested by them to be included in such Registration, except to the extent any of them may agree to a lower priority; (iv) fourth, the balance of the securities Parent proposes to sell, if any; and (v) fifth, other securities of Parent requested to be included in such Registration.

                                   ARTICLE 9
                   FORM S-3, F-3, SHORT-FORM F-10, FORM S-10
                    AND SHORT-FORM PROSPECTUS REGISTRATIONS

9.1 PARENT'S OBLIGATIONS

    With a view to making available to the Founding Shareholder and the Strategic Partners acting collectively (each an "S-3 Seller") the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the U.S. Securities Regulator that may at any time permit an S-3 Seller to sell securities of Parent to the public without registration or pursuant to a registration on Form S-3, Form F-3, a short-form prospectus using Form F-10 and Form S-10 or other similar simplified offering documents under the applicable U.S. Securities Laws or the benefits of a short-form prospectus or similar simplified offering document pursuant to the National Policy No. 47 "Prompt Offering Qualification System" and, once in force, National Instrument 44-101 and analogous rules and policies applicable under Canadian Securities Laws (collectively, "Short-Form Offerings"), Parent agrees to:

    (a) make and keep public information available and current, as those terms are understood and defined in Rule 144(c) promulgated under the Securities Act, at all times that any party hereto may still exercise its registration rights hereunder;

    (b) take such action, including the filing of such reports and other documents as may be required under Section 12 of the Exchange Act, as is necessary to enable the S-3 Sellers to utilize Short-Form Offerings for the sale of Parent Shares, such action to be taken as soon as practicable after December 31, 2000 (the end of the fiscal year in which the first Registration Statement filed by Parent for the offering of its securities to the general public in the United States was declared effective);

    (c) file with the U.S. Securities Regulator in a timely manner all reports and other documents required to be filed by Parent under Sections 13, 14 or 15(d) under the Exchange Act;

    (d) furnish to any S-3 Seller, so long as it owns any Parent Shares, forthwith upon request: (i) a written statement by Parent that it has complied with the reporting requirements of Rule 144(c) promulgated under the Securities Act (at any time that any party hereto may still exercise its Registration Rights hereunder) and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to a Short-Form Offering (at any time after it so qualifies); (ii) a copy of the most recent annual or quarterly report of Parent and such other reports and documents so filed by Parent pursuant to the Exchange Act; and (iii) such other information as may be reasonably requested in availing any S-3 Seller of any rule or regulation of the U.S. Securities Regulator or U.S. Securities Laws which permits the selling of any such securities without registration or pursuant to such simplified Registration Statements; and

    (e) file with the Canadian Securities Regulators an Annual Information Form under the "Prompt Offering Prospectus System" (and, once in force, National Instrument 44-101) and thereafter file renewal Annual Information Forms and all required continuous disclosure and other documents required for Parent to make use of the "Prompt Offering Qualification System" as soon as it is otherwise eligible to do so (in which case the provisions of this Article 9 shall apply MUTATIS MUTANDIS).

9.2 SHORT-FORM REGISTRATION

    In case Parent shall receive from an S-3 Seller a written request or requests that Parent effect the qualification of, or registration for, a Short-Form Offering and any related qualification or compliance with respect to all or a portion of the Parent Shares owned by the proposed S-3 Seller, Parent will:

    (a) promptly give written notice of the proposed Registration, and any related qualification or compliance, to the Founding Shareholder, the Strategic Partners and the Tantau Shareholders; and

    (b) as soon as practicable, effect such qualification or registration and all such qualifications and compliance as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the proposed S-3 Seller's Parent Shares as are specified in such request, together with all or such portion of the Parent Shares of any other Shareholder joining in such request as are specified in a written request given within 15 days after receipt of such written notice from Parent.

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
9.3 LIMITS TO PARENT'S OBLIGATION TO EFFECT A SHORT-FORM REGISTRATION

    Parent shall not be obligated to effect any such Registration pursuant to this Article 9:

    (a) if the initiating S-3 Seller is not eligible for a Short-Form Offering;

    (b) if the initiating S-3 Seller, together with the holders of any other equity securities of Parent entitled to inclusion in such Registration, propose to sell Parent Shares at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than U.S. $15,000,000;

    (c) if Parent shall, no later than five days prior to the effectiveness of such Registration, furnish to the initiating S-3 Seller a certificate signed by the Chief Financial Officer of Parent stating that, in the good faith judgement of the Board of Directors of Parent, it would be seriously detrimental to Parent and its shareholders for such Short-Form Offering Registration to be effected at such time, in which event Parent shall have the right to defer the filing of the Short-Form Offering Registration Statement for a period of not more than 60 days after receipt of the request of the initiating S-3 Seller; provided, however, that Parent shall not utilize this right more than once in any 12 month period;

    (d) if Parent has, within the 180 day period immediately preceding the request of the initiating S-3 Seller, caused a Registration Statement (for greater certainty including a Short-Form Offering) to be declared effective;

    (e) in any particular jurisdiction in which Parent would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance except to the extent required by applicable law of Canada, the United States or a political subdivision thereof in connection with the particular offering; or

    (f) pursuant to a shelf registration or a shelf prospectus.

9.4 EXPIRY OF SHORT-FORM REGISTRATION RIGHTS

    Notwithstanding any of the foregoing provisions, Parent shall not be required to effect registration pursuant to this Article 9:

    (a) if the request of the S-3 Seller is made at any time after January 27, 2004, being the date which is four years from Parent's initial public offering; or

    (b) if, with respect to S-3 Seller: (I) such securities have become freely tradable pursuant to Rule 144 promulgated under the Securities Act
       (i.e. are no longer subject to the volume and manner of sale restrictions applicable to "affiliates" of Parent (within the meaning of the U.S. Securities Laws), and have become freely tradable upon the expiration of any otherwise applicable hold period under Canadian Securities Laws (or any similar provision under applicable Securities
       Laws); and (II) an offering of such securities would not be deemed to constitute a "distribution" within the meaning of clause (c) of Subsection 1(1) of the Securities Act (Ontario) (or equivalent provisions of Canadian securities laws); and (III) the applicable S-3 Seller holds less than 2.5% of the issued and outstanding equity shares of Parent at the date of the request.

    (c) Subject to the foregoing, Parent shall file a Registration Statement covering the Parent Shares so requested as soon as practicable after receipt of the request of the initiating S-3 Seller. All Registration Expenses incurred in connection with a registration requested pursuant to this Article 9, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of one United States and one Canadian counsel for the initiating S-3 Seller or other Selling Shareholder(s) in addition to counsel for Parent, but excluding any underwriters' discounts or commissions associated with such disposition of Parent Shares, shall be paid by Parent.

    The provisions of Articles 7, 8, 10, and 11 shall apply, MUTATIS MUTANDIS, to such Short Form Offerings.

                                   ARTICLE 10
               GENERAL PROVISIONS RELATING TO REGISTRATION RIGHTS

10.1 CONDITIONS PRECEDENT TO PARENT'S OBLIGATIONS

    It shall be a condition precedent to the obligation of Parent to include any Registrable Securities in a Registration Statement pursuant this Agreement that a Selling Shareholder shall furnish to Parent such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably requested in writing by Parent and required pursuant to the Securities Laws to effect the Registration of the Registrable Securities held by such Selling Shareholder. Any such information, or any comments on any such information included in a draft of a Registration Statement provided to such Selling Shareholder for its comment, shall be provided to Parent within any reasonable time period requested by Parent.

10.2 PARTICIPATION IN UNDERWRITTEN REGISTRATION

    (a) A Selling Shareholder shall not participate in any underwritten Registration hereunder and Parent shall not be required to register any of Shareholder's Registrable Securities in connection with such an underwritten Registration unless such Selling Shareholder: (i) agrees to sell such Selling Shareholder's Registrable Securities on the basis provided in any underwriting arrangements approved by the person or persons entitled hereunder to approve such arrangements; (ii) accepts the underwriters selected by Parent; (iii) subject to sections 10.5 and 10.6 below, executes an underwriting agreement with such underwriters containing provisions that are customary in an underwritten Registration (including a market stand-off agreement consistent with, and subject to the restrictions applicable to, the terms of Section 10.11 hereof, if required by such underwriters) that includes Parent Shares held by a Shareholder; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, escrow agreements and other documents reasonably required and which are acceptable to such Selling Shareholder acting reasonably and in good faith under the terms of such underwriting arrangements and consistent with the provisions of this Agreement.

    (b) Registrable Securities shall be sold in such underwritten Registration only in such quantity as the lead managing underwriter(s) determine(s), in its sole discretion, will not jeopardize the success of the offering by Parent. To the extent that the lead managing underwriter(s) advised Parent in writing that, in its opinion, the number of securities proposed to be included in the offering exceeds the number that can be sold in such offering without adversely affecting the price of the securities to be sold, then the securities to be included shall be apportioned in accordance with the priorities described in Article 8. If a Selling Shareholder disapproves of the terms of any such underwriting, such Selling Shareholder may elect to withdraw therefrom by written notice to Parent and the underwriter(s), delivered at least five business days prior to the effective date of the Registration Statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the Registration.

    (c) If by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Shareholders may be included in such Registration up to the maximum of any limitation imposed by the lead managing underwriter(s), then Parent shall offer to all Shareholders who have included Registrable Securities in the registration or to all, if any, whose Parent Shares have been excluded from the registration by
       Article 8 the right to include additional Registrable Securities in the same proportion used in determining priorities under Article 8.

10.3 REGISTRATION EXPENSES

    (a) Unless prohibited by applicable law, all Registration Expenses will be borne by Parent; provided, however, that Parent shall not be required to pay for any expenses of any Registration or prospectus process initiated pursuant to a Demand Registration if the Registration Request is subsequently withdrawn at the request of the Initiating Party, in which case, the particular Shareholder whose withdrawal resulted in the withdrawal of the Registration Request shall reimburse Parent for all such expenses, unless at the time of such withdrawal the Initiating Party indicates that since the date of the Registration Request, it has learned of a material adverse change of the condition, business or prospects of Parent from that known to the Initiating Party at the time of the Registration Request and provided that the Initiating Party withdraws the request with reasonable promptness following disclosure by Parent of such material adverse change (whereupon the Initiating Party shall not be required to pay any of such Registration Expenses).

    (b) All Selling Expenses will be borne by the Selling Shareholders PRO RATA on the basis of the number of shares Registered.

10.4 PARENT'S OBLIGATIONS

    If and whenever Parent is required to effect the Registration of any Registrable Securities under the applicable Securities Laws pursuant to this Agreement, Parent will, as expeditiously as possible:

    (a) prepare and file with the Securities Regulators the requisite Registration Statement to effect such Registration and thereafter use its best efforts to cause such Registration Statement to become effective;

    (b) prepare and file with the Securities Regulators such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective (subject to the provisions of Section 7.1(b)) and to comply with the provisions of the applicable Securities Laws with respect to the disposition of all Registrable Securities offered by such Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Selling Shareholders set forth in such Registration Statement;

    (c) furnish to each Selling Shareholder such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference, appropriately legended in the case of those exhibits filed on a confidential basis), and, so long as Parent is required to keep such Registration Statement effective pursuant to paragraph (b) above, such number of copies of the prospectus contained in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed pursuant to the applicable Securities Laws, in conformity with the requirements of the applicable Securities Laws, and such other documents, as such Selling Shareholder may reasonably request;

    (d) use its best efforts (x) to register or qualify all Registrable Securities offered by such Registration Statement under such other state or "blue sky" Securities Laws of such jurisdiction where an exemption is not available and as any Selling Shareholder shall reasonably request,
       (y) to keep such Registration or qualification in effect for so long as such Registration Statement remains in effect and (z) to take any other action that may be necessary or advisable to enable such Selling Shareholders to consummate the disposition in such jurisdictions of the Registrable Securities to be sold by such Selling Shareholders, except that Parent shall not for any such purpose be required to: (i) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this paragraph, be obligated to be so qualified; (ii) become subject to taxation in any jurisdiction where it would not then be so subject; or
       (iii) take any action that would subject it to general service of process in any such jurisdiction (except to the extent required by the applicable laws of a particular jurisdiction in connection with the particular offering);

    (e) use its reasonable best efforts to cause all Registrable Securities offered by such Registration Statement to be registered with or approved by such other federal, provincial or state governmental agencies or authorities as may be necessary in the opinion of counsel to Parent and counsel to the Selling Shareholders to enable the Selling Shareholders to consummate the disposition of such Registrable Securities;

    (f) furnish at the effective date of such Registration Statement and the date of closing of the sale of the Registrable Securities (whether or not such sale is underwritten), to each Selling Shareholder, and each Selling Shareholder's underwriters, if any, a signed counterpart of:

        (i) an opinion of counsel for Parent, dated the effective date of such Registration Statement (or such date of closing, as applicable), and

        (ii) a "comfort" letter signed by the independent public accountants who have certified Parent's financial statements included or incorporated by reference in such Registration Statement,

       covering substantially the same matters with respect to such Registration Statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities;

    (g) notify each Selling Shareholder at any time when a prospectus relating to the Registration is required to be delivered under the Securities Laws, upon discovery that, or upon the happening of any event known to Parent as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and promptly prepare and furnish to each Selling Shareholder a reasonable number of copies of a supplement to or any amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

    (h) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Securities Laws and, if required, make available to its Shareholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Securities Laws;

    (i) permit any Selling Shareholder to participate in the preparation of such Registration Statement and to include therein material, furnished to Parent in writing, which in the reasonable judgement of the Selling Shareholder should be included and which is reasonably acceptable to Parent;

    (j) if any proposed Registration Statement refers to a Selling Shareholder by name or otherwise as the holder of any securities of Parent then:
       (i) upon reasonable request Parent shall be required to insert therein language, in form and substance reasonably satisfactory to such Selling Shareholder, Parent and the lead managing underwriter(s), to the effect that the ownership by such Selling Shareholder of such securities is not to be construed as a recommendation by such Selling Shareholder as to the investment quality of Parent's securities offered thereby and that such ownership does not imply that such Selling Shareholder will assist in meeting any future financial requirements of Parent; or (ii) in the event that such reference to such Selling Shareholder by name or otherwise is not required by the applicable Securities Laws, any similar federal, provincial or state statute, or any rule or regulation of any other regulatory body having jurisdiction over the offering, then in force, Parent shall be required at the request of such Selling Shareholder to delete the reference to such Selling Shareholder;

    (k) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities offered by such Registration Statement; and

    (l) use its best efforts to list all Registrable Securities covered by such Registration Statement on any securities exchange or trading market on which Parent's Registrable Securities are then listed.

    The Shareholders shall not have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 10.4.

10.5 DEMAND REGISTRATION -- UNDERWRITING AGREEMENT/REPRESENTATIONS AND
     WARRANTIES

    If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a Demand Registration, Parent will use all reasonable efforts to enter into an underwriting agreement with such underwriters for such Demand Registration, such agreement to be reasonably satisfactory in substance and form to Parent, the Selling Shareholders and the underwriters and to contain such representations and warranties by Parent and such other terms as are customary in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Article 11 hereof. The Selling Shareholders will reasonably cooperate with Parent in the negotiation of the underwriting agreement. Such Selling Shareholders shall be parties to such underwriting agreement. All of the representations and warranties by, and the other agreements on the part of, Parent to and for the benefit of such underwriters shall also be made to and for the benefit of such Selling Shareholders and any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such Selling Shareholders. No Selling Shareholder shall be required to make any representations or warranties to or agreements with Parent other than representations, warranties or agreements regarding such Selling Shareholder, matters pertaining to the Selling Shareholder's contractual or other arrangements with Parent, such Selling Shareholder's Registrable Securities and such Selling Shareholder's intended method of distribution or any other representations required by the applicable Securities Laws.

10.6 PIGGYBACK REGISTRATION -- UNDERWRITING AGREEMENT/REPRESENTATIONS AND WARRANTIES

    If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a Piggyback Registration, the Selling Shareholders shall be parties to the underwriting agreement between Parent and such underwriters. All of the representations and warranties by, and the other agreements on the part of, Parent to and for the benefit of such underwriters shall also be made to and for the benefit of the Selling Shareholders, and any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of the Selling Shareholders. No Selling Shareholder shall be required to make any representations and warranties to, or agreements with, Parent or such underwriters other than those representations, warranties or agreements regarding the Selling Shareholder, matters pertaining to the Selling Shareholder's contractual or other arrangements with Parent, the Selling Shareholder's Securities, the Selling Shareholder's intended method of distribution and any other representations required by the applicable Securities Laws.

10.7  ABILITY OF SELLING SHAREHOLDER TO PARTICIPATE IN DUE DILIGENCE

    In connection with the preparation and filing of each Registration Statement under the Securities Laws, Parent will give the Selling Shareholders, provided such Selling Shareholder is not a Tantau Shareholder, their underwriters, if any, and their respective counsel the opportunity to participate in the preparation of such Registration Statement, each prospectus included therein or filed with the Securities Regulators, and each amendment thereof or supplement thereto, and will give each of them such reasonable access to the books and records of Parent and such opportunities to discuss the business of Parent with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders, and such underwriters and their respective counsel, to conduct a reasonable investigation. Parent shall promptly notify such holders and their counsel of any stop order issued or threatened by the Securities Regulators and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

10.8  CONTINUOUS DISCLOSURE OBLIGATIONS OF PARENT

    If Parent becomes subject to the reporting requirements of a jurisdiction where the Registrable Securities become qualified, Parent will use its best efforts to file with the applicable Securities Regulators such information as the applicable Securities Regulators may require in a timely fashion; and in such event, Parent shall use its best efforts to take all action as may be required in order to maintain the Registration of such Registrable Securities in good standing and not in default. Parent shall furnish to the Selling Shareholders forthwith upon request: (i) a written statement by Parent as to its compliance with the reporting requirements of applicable Securities Regulators; (ii) a copy of the most recent annual or quarterly report of Parent as filed with the applicable Securities Regulators; and
    (iii) such other reports and documents as the Selling Shareholders may reasonably request in availing themselves of any rule or regulation of the Securities Regulators allowing the Selling Shareholders to sell any such Registrable Securities without qualifying a prospectus or completing a registration.

10.9  RIGHT TO SUSPEND A REGISTRATION RIGHT

    Parent may suspend a Registration Right at any time prior to such Registration Statement becoming effective if Parent determines in good faith (and, as soon as reasonably practicable, so certifies in writing to such Selling Shareholder) that the public disclosure requirements imposed on Parent under the applicable Securities Laws in connection with the Registration Statement would require disclosure of any activity or transaction or preparations or negotiations for any activity or transaction (the "Parent Activity") that Parent in good faith desires to keep confidential for business reasons, or during which there exists any other material non-public information relating to Parent which Parent determines in good faith should not be disclosed; provided that: (i) Parent shall use commercially reasonable efforts to minimize the length of any such period of suspension; and (ii) any such suspension shall be applied in the same manner to all other security holders included in such Registration Statements and to any other Registration Statement or proposed offering of Parent's securities proposed or then in effect.

10.10  SELLING SHAREHOLDER DUTY TO UPDATE

    A Selling Shareholder shall notify Parent, at any time when a prospectus is required to be delivered under applicable Securities Laws, of the happening of any event as a result of which the prospectus included in the applicable Registration Statement, as then in effect, with respect to information provided or confirmed by such Shareholder in writing, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Such Selling Shareholder shall immediately upon the occurrence of any such event cease using such prospectus. If so requested by Parent, such Selling Shareholder shall promptly return to Parent any copies of any prospectus in its possession (other than permanent file copies) that contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and shall not sell any Parent Shares pursuant to such Registration Statement until it receives from Parent a Registration Statement that cures such untrue statement or omission.

10.11  MARKET STAND-OFF

    (a) The Shareholders each hereby agree that, during the period of duration specified in writing by the lead managing underwriter(s) of Parent Shares, commencing two trading days prior to the establishment of the proposed pricing range for the offering and following the effective date of a Company Registration filed under applicable Securities Laws, each of them shall not, to the extent requested by such underwriter(s), directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of Parent held by it at any time during such period except Parent Shares included in such Registration; provided, however, that:

        (i) such agreement shall be applicable only to the first of such underwritten Company Registrations; and

        (ii) such agreement shall not apply unless Parent and, if requested by the underwriter(s), all officers and directors of Parent and all other persons with Registration Rights (whether or not pursuant to this Agreement) enter into similar agreements;

       (iii) such agreement shall not provide for a market stand-off time period which exceeds 90 days from the effectiveness of the Registration Statement; and

        (iv) any such agreement shall be substantially in the form of the lock-up undertaking delivered by the Strategic Partners at the time of Parent's initial public offering.

       Parent shall provide the Shareholders with reasonable notice of when the establishment of the proposed pricing range for the offering is expected to occur. In order to enforce the foregoing covenant, Parent may impose stop-transfer instructions with respect to the Parent Shares of the Founding Shareholder and the Strategic Partners and Tantau Shareholders until the end of such period.

    (b) Notwithstanding the provisions of Section 10.11(a) hereof, the provisions of this Section 10.11 shall apply to a Selling Shareholder each time such Selling Shareholder elects to participate in an underwritten Registration hereunder and has complied with the requirements of Section 10.2(a) hereof.

10.12  ABILITY OF PARENT TO GRANT ADDITIONAL REGISTRATION RIGHTS

    (a) Parent may grant additional ranking or PARI PASSU registration rights only with the prior written agreement of the Founding Shareholder and each of the Strategic Partners whose Registration Rights have not expired or terminated in accordance with the terms of this Agreement, provided that such additional registration rights do not affect the Piggyback Registration rights of the Tantau Shareholders under Section 6.1 hereof in a manner different than the Piggyback Registration rights of the Founding Shareholder and of the Strategic Partners under Sections 4.2 and
       5.2 hereof, respectively. If the later proviso is not satisfied, then the granting of such additional registration rights shall require the consent of the Tantau Shareholders whose Registration Rights have not expired or terminated in accordance with the terms of this Agreement and who hold more than 50% of the Tantau Qualified Parent Shares held by all such Tantau Shareholders.

    (b) Notwithstanding the provisions of Section 10.12(a), Parent may grant registration rights PARI PASSU to those granted to the Shareholders under this Agreement to its directors and senior management and the directors and senior management of its Subsidiaries with the consent of the Founding Shareholder and each of the Strategic Partners.

    (c) Notwithstanding the provisions of Section 10.12(a), Parent may, without the consent of any of the Shareholders, grant ranking registration rights in respect of equity securities issued on a private placement basis to securityholders of a company or business acquired by Parent, where the contractual right and entitlement to a distribution or registration on From F-1 or F-3 (or Form S-1 or S-3, or similar short-form prospectus or registration statement), is granted to such equity holders at the time and in conjunction with such acquisition. For greater certainty, the exercise of such ranking registration rights shall be considered to be a Company Registration such that the Shareholders shall be entitled to exercise their Piggyback Registration rights under Sections 4.2, 5.2 or 6.1, as the case may be, in connection therewith.

                                   ARTICLE 11
           INDEMNIFICATION PROVISIONS RELATING TO REGISTRATION RIGHTS

11.1  PARENT INDEMNITY OBLIGATION

    In connection with any Registration, Parent agrees to indemnify, to the full extent permitted by law, each Selling Shareholder, each other person or entity which participates as an underwriter in the offering or sale of such Registrable Securities and each other person or entity which controls such Selling Shareholder or any such underwriter, and their respective directors, officers, partners, agents and Affiliates, against all losses, claims, damages, liabilities and expenses (including legal fees and disbursements on a solicitor and client basis) to which such Selling Shareholder or underwriter or any such director, officer, partner, agent, Affiliate or controlling person or entity may become subject under applicable law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as the same are caused by any untrue statement or alleged untrue statement or any such omission or alleged omission if
    (i) such untrue statement or omission is completely corrected in an amendment or supplement to such Registration Statement prepared in a timely fashion by Parent and Parent has furnished such Selling Shareholder (or underwriter, if any) with a sufficient number of copies of the same, the Selling Shareholder (or underwriter, if any) having an obligation under the Securities Laws to deliver a prospectus or prospectus supplement in connection with such sale of Registrable Securities thereafter fails to deliver such prospectus or prospectus supplement as so amended or supplemented prior to or concurrently with the sale of Registrable Securities to the person asserting such loss, claim, damage or liability, or (ii) such untrue statement or omission is caused by or contained in any information with respect to any Selling Shareholder which was furnished in writing to Parent by the Selling Shareholder expressly for use therein, or caused by the Selling Shareholder's failure to deliver (contrary to the requirements of the applicable Securities Laws or contrary to an undertaking given by the Selling Shareholder) to a prospective purchaser a copy of the Registration Statement or any amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Shareholder or any such director, officer, partner, employee, agent, Affiliate or controlling person and shall survive the transfer of Registrable Securities by such Selling Shareholder (or underwriter, if any).

11.2  SELLING SHAREHOLDER INDEMNITY OBLIGATION

    Each Selling Shareholder agrees to indemnify, to the full extent permitted by law, Parent, its directors and officers and each person who controls Parent (within the meaning of the Securities Laws) and, in connection with an underwritten offering, each underwriter and each person who controls the underwriters (within the meaning of the Securities Laws) against any losses, claims, damages, liabilities and expenses (including attorneys' fees and disbursements) caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or omission is in conformity with and contained in any information with respect to such Selling Shareholder so furnished in writing by such Selling Shareholder expressly for use therein, provided, however, that (i) such Selling Shareholder shall not be liable in any such case to the extent that any such statement or omission is completely corrected in the final Registration Statement, in the case of a preliminary Registration Statement, or in an amendment or supplement to a Registration Statement or Registration Statement supplement and (ii) the liability of such Selling Shareholder under this section shall be limited to the amount of proceeds received by such Selling Shareholder in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of Parent or any such director, officer or controlling person and shall survive the transfer of Registrable Securities by such Selling Shareholder.

11.3  INDEMNIFICATION -- PROCEDURES

    Any person entitled to indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party as provided at Section 12.11 hereof (the "Indemnifying Party") after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such person will claim indemnification or contribution pursuant to this Agreement (provided, however, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations except to the extent that the Indemnifying Party is materially prejudiced by such failure to give notice) and, unless in the reasonable judgement of such Indemnified Party a conflict of interest may exist between such Indemnified Party and the Indemnifying Party with respect to such claim, permit the Indemnifying Party to assume the defence of such claim with counsel reasonably satisfactory to such Indemnified Party. Provided, however, that if the Indemnifying Party does not inform the Indemnified Party of its decision to defend the claim within five business days after receipt of notice of the claim from the Indemnified Party (and as soon as practicable thereafter the identity of counsel retained for the defence), or thereafter abandons the defence or fails to pursue the defence in good faith, then the Indemnified Party (in conjunction with all other Indemnified

    Parties) may retain counsel and conduct the defence of the claim in good faith and at the Indemnifying Party's cost and expense. Subject to the provisions of the last sentence of this paragraph, in such circumstances the Indemnifying Party shall be bound by the results obtained by the Indemnified Party (unless and until the Indemnifying Party shall thereafter request to participate in the defence of the claim, after which the parties shall jointly conduct the defence of the claim). If the Indemnifying Party is not entitled to, or elects not to, assume the defence of a claim (or thereafter abandons such defence or does not pursue such defence in good faith), it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless in the reasonable judgement of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other of such Indemnified Parties with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel or counsels. The Indemnifying Party will not be subject to any liability for any settlement made without its written consent, which consent shall not be unreasonably withheld or delayed.

11.4  CONTRIBUTION IN LIEU OF INDEMNITY

    (a) If the indemnification provided for in this Article 11 from an Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute, subject to the same restrictions and limitations applicable to such indemnification to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such action.

    (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 11.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. No person guilty of fraudulent misrepresentation (as defined in the applicable Securities
       Laws) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

11.5  TAXES APPLICABLE TO INDEMNIFICATION

    The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this Article 11, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. If an Indemnified Party, acting reasonably, determines that any payment in respect of indemnification or contribution (the "Payment") made pursuant to this Article 11 is subject to taxes payable under the EXCISE TAX ACT (Canada) ("GST") or under any provincial or other legislation similar to the EXCISE TAX ACT, or under any successor legislation of like or similar effect (collectively, the "ETA"), or if any sales or similar tax under any provincial, state or other legislation not substantially harmonised with the ETA is applicable to such Payment, the amount of the Payment shall be increased by the amount of all applicable taxes to the extent necessary to compensate the Indemnified party for any net GST or similar tax cost not recoverable as input tax credit or similar tax recoveries.

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
11.6  THIRD PARTY BENEFICIARIES

    The Selling Shareholders shall be deemed to be acting as agent and attorney herein for their respective controlling persons or entities, their respective underwriters (and persons or entities which control such underwriters) and the respective directors, officers, partners, agents and Affiliates thereof with respect to the rights of indemnification and contribution herein contained.

11.7  SURVIVAL

    The indemnification provisions of this Article 11, shall survive the completion of any offering of Registrable Securities in a Registration Statement and the termination of this Agreement.

11.8  CONFLICT WITH UNDERWRITING AGREEMENT

    To the extent that the provisions on indemnification and contribution in the underwriting agreement entered into in connection with an underwritten public offering Registration pursuant to this Agreement, are in conflict with this Article 11, the provisions of Article 11 shall prevail. Provided, however that the provisions of this Section 11.8 only apply to the relative rights of Parent and the Shareholders and shall not affect or amend the provisions of the underlying underwriting agreement as they apply to the underwriters.

                                   ARTICLE 12
                                 MISCELLANEOUS

12.1 AMENDMENT, MODIFICATION AND WAIVER

    (a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Founding Shareholder and all the Strategic Partners, in each case, whose Registration Rights have not expired or terminated in accordance with the terms of this Agreement. Notwithstanding the foregoing, any amendment that would adversely affect the Tantau Shareholders in a manner different than the Founding Shareholder and the Strategic Partners shall require the written consent of the Tantau Shareholders whose Registration rights have not expired or terminated in accordance with the terms of this Agreement and who hold more than 50% of the Tantau Qualified Parent Shares held by all such Tantau Shareholders.

    (b) Except as otherwise expressly provided herein, the obligations of Parent and the rights of the Founding Shareholder and the Strategic Partners, under this Agreement may be waived only with the written consent of the Founding Shareholder and each Strategic Partner whose Registration Rights have not expired or terminated in accordance with the terms of this Agreement. Notwithstanding the foregoing, any waiver that would adversely affect the Tantau Shareholders in a manner different than the Founding Shareholder and the Strategic Partners shall require the written consent of the Tantau Shareholders whose Registration Rights have not expired or terminated in accordance with the terms of this Agreement and who hold more than 50% of the Tantau Qualified Parent Shares held by all such Tantau Shareholders.

    (c) The Subject to Section 12.1(d) hereof, the consent of persons who have purchased Parent Shares from the Founding Shareholder under
       Section 7.5(a) hereof or from one or more Strategic Partners under
       Section 7.5(b), accompanied by an assignment of Registration Rights hereunder, (collectively, the "Assignee Shareholders"), shall not be required to: (i) amend this Agreement in accordance with 12.1(a) hereof; or (ii) waive the obligations of Parent and the rights of the Founding Shareholder and the Strategic Partners in accordance with
       Section 12.1(b) hereof or to otherwise consent to any matter with respect to this Agreement. Notwithstanding the foregoing, any amendment, modification or waiver, as the case may be, that would adversely affect the Assignee Shareholders in a manner different than the Founding Shareholder and the Strategic Partners shall require written consent of the Assignee Shareholders whose Registration Rights have not expired or terminated in accordance with this Agreement and who hold more than 50% of the Parent Shares held by all such Assignee Shareholders.

    (d) In the event that the Founding Shareholder shall assign Registration Rights in accordance with the provisions of this Agreement to an Affiliate of Gregory Wolfond, such Affiliate shall be treated in a manner similar to the Founding Shareholder and the Strategic Partners for the purposes of consents required for amendments, modifications and waivers under this Section 12.1. Similarly, in the event that a Strategic Partner shall assign Registration Rights in accordance with the provisions of this Agreement to an Affiliate of such Strategic Partner, such Affiliate shall be treated as a Strategic Partner for purposes of consents required for amendments, modifications and waivers under this Section 12.1. Provided, however, that the immediately preceding two sentences shall apply only so long as the assignee remains an Affiliate of the assignor.

12.2 ASSIGNMENT

    (a) This Agreement will be binding upon, and inure to the benefit of, the persons or entities who are permitted, by the terms of this Agreement, to be successors, assigns and personal representatives of the respective parties hereto.

    (b) If any person shall acquire Parent Shares from the Founding Shareholder or a Strategic Partner, in any manner, whether by operation of law or otherwise, accompanied by a purported assignment of Registration Rights hereunder, such shares shall, subject to the provisions of Section 7.5 hereof, be held subject to all of the terms of this Agreement, and such person shall be entitled to receive the benefits hereof, provided that such person agrees in writing to be bound by and to perform all of the terms and provisions of this Agreement.

    (c) If any person shall acquire Tantau Qualified Parent Shares from a Tantau Shareholder, in any manner, whether by operation of law or otherwise, such shares shall cease to be subject to the terms of this Agreement and all Registration Rights in respect of such shares shall terminate effective on the date of such acquisition. The rights and obligations of the Tantau Shareholders, under this Agreement are not assignable (whether by operation of law or otherwise).

12.3 TERMINATION

    This Agreement shall terminate upon:

    (a) the written agreement of the Founding Shareholder and each of the Strategic Partners whose Registration Rights have not expired or terminated in accordance with the terms of this Agreement;

    (b) the written agreement of the Tantau Shareholders whose Registration Rights have not expired or terminated in accordance with the terms of this Agreement, holding more than 50% of the Tantau Qualified Parent Shares; and

    (c) the expiry or termination of all the Shareholders' Registration Rights hereunder in accordance with the terms of this Agreement.

12.4 RESOLUTION OF DISPUTES

    (a) The following procedure will be adhered to in all disputes arising under this Agreement which the parties cannot resolve informally. An aggrieved party shall notify Parent, the Board of Directors of Parent, the Strategic Partners, the Founding Shareholder and the Tantau Shareholders in writing of the nature of the dispute, with as much detail as possible with respect thereto. Parent (on behalf of all of the parties hereto other than the aggrieved party), on the one hand, and the aggrieved party, on the other, shall each appoint a representative to meet (in person or by telephone) within seven days after the date of such written notification, to attempt to reach an agreement about the nature of the dispute and the corrective action to be taken by the respective parties. Similarly, if Parent is the aggrieved party, then it, on the one hand, and the particular Shareholder(s) in respect of which it has the dispute, on the other hand, shall appoint representatives to meet. If the respective representatives are unable to agree on corrective action, senior executives of the parties to the dispute having authority to resolve the dispute without the further consent of any other person shall meet or otherwise act to facilitate an agreement within 14 days of such written notification. If such senior executives cannot resolve the dispute or agree upon a written plan of corrective action to do so within seven days after their initial meeting or other action, or if the agreed-upon completion dates in the written plan of corrective action are exceeded, either party may request arbitration as provided for below. Except as otherwise specifically provided, neither party to the dispute shall initiate arbitration unless and until this dispute resolution procedure has been employed or waived.

    (b) Either party to the dispute shall submit any dispute arising from or relating to this Agreement, including any failure to agree on a matter requiring agreement, to arbitration in accordance with the provisions of Schedule "12.4" hereto.

    (c) No Shareholder shall have any right to obtain or seek an injunction or otherwise delay any Company Registration or Demand Registration as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement. Provided, however, that the provisions of the immediately preceding sentence shall not preclude any Shareholder from claiming damages for breach of the provisions of this Agreement, provided that such Shareholder has otherwise complied with the provisions of this Section "12.4".

12.5 COSTS OF ENFORCEMENT

    If any party to this Agreement seeks to enforce its rights under this Agreement by legal proceedings or otherwise, the non-prevailing party will pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys' and experts' fees.

12.6 COUNTERPART EXECUTION; FACSIMILE DELIVERY

    This Agreement may be executed in several counterparts and delivered by facsimile, each of which shall be an original, but all of which together shall constitute one and the same agreement.

12.7 INTERPRETATION

    Words importing the singular number shall include the plural and VICE VERSA and words importing the use of any gender shall include all genders. The division of this Agreement into paragraphs, subparagraphs, sections, subsections, clauses and subclauses are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Expressions such as "hereof", "herein", "hereto", "hereunder", "hereby" and similar expressions shall be construed as referring to this Agreement in its entirety and not only to the particular paragraph, subparagraph, section, subsection, clause or subclause in which such words appear. Time is of the essence.

12.8 ENTIRE AGREEMENT

    This Agreement and the exhibits hereto contains the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

12.9 FURTHER ASSURANCES

    Shareholder agrees to execute and deliver, before or after the Effective Time (as such term is defined in the Merger Agreement), any additional documents reasonably necessary or desirable to carry out the purposes and intent of this Agreement.

12.10  GOVERNING LAW

    This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein (excluding any conflict of laws rule or principles that might refer such construction to the laws of another jurisdiction) and shall be treated, in all respects, as an Ontario contract. Subject to the provisions of
    Section 12.4 hereof, the parties hereto agree to submit to the exclusive jurisdiction of the courts of the Province of Ontario. In any such dispute, subject to the provisions of Section 12.4 hereof, the parties shall act reasonably and in good faith with a view to having such dispute heard by a judge of the Commercial List of the Ontario Superior Court of Justice. EACH OF THE PARTIES IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE ENFORCEMENT OF ANY PROVISION OF THIS AGREEMENT.

12.11  NOTICES.

    All notices, requests, demands or other communications (collectively "Notices") that are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed by registered or certified mail, postage prepaid, as follows:

    If to the Shareholder, at the address set forth in Schedule "12.11" hereto, with a copy to such Shareholder's counsel at the address set forth therein.

    If to Parent:

    4101 Yonge Street
    Suite 702
    Toronto, Ontario M2P 1N6
    Attn: Corporate Secretary
    Fax: (416) 228-8199
    Phone: (416) 226-2900

    With a copy to:

       Ogilvy Renault
       Suite 2100, P.O. Box 141
       Royal Trust Tower, TD Centre
       Toronto, Ontario M5K 1H1
       Attn: Brian Ludmer
       Fax: (416) 216-3930
       Phone: (416) 216-4000

    and

       Morrison & Foerster LLP
       425 Market Street
       San Francisco, California 94105-2482
       Attn: Robert Townsend
       Fax: (415) 268-7522
       Phone: (415) 268-7080

    or to such other address as any party hereto may designate for itself by notice given as herein provided.

    All such Notices shall be deemed to have been received when delivered or transmitted (or, if delivered or transmitted after regular business hours in Toronto on a business day, then on the next succeeding business day) or, if mailed, 72 hours after 12:01 a.m. on the day following the day of the mailing thereof. If any Notice shall have been mailed and if regular mail service shall be interrupted by strikes or other irregularities, such Notice shall be deemed to have been received 72 hours after 12:01 a.m. on the day following the resumption of normal mail service, provided that during the period that regular mail service shall be interrupted, all Notices shall be given by personal delivery or by facsimile transmission.

    Notwithstanding anything to the contrary contained in this Agreement, any notice to be given by one or more members of the Founding Shareholder to the other Shareholders or Parent shall be deemed to be properly given and binding if the Notice is given on behalf of the members of the Founding Shareholder by a duly appointed representative of the Founding Shareholder.

12.12  SEVERABILITY

    If any provision of this Agreement is held to be unenforceable for any reason, such provision and all other related provisions shall be modified rather than voided, if possible, in order to achieve the intent of the parties to this Agreement to the extent possible. In any event, all other unrelated provisions of this Agreement shall be deemed valid and enforceable to the full extent.

12.13  SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF

    The parties hereto acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Shareholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that maybe available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity and the Shareholder hereby waives any and all defenses which could exist in its favor in connection with such enforcement and waives any requirement for the security or posting of any bond in connection with such enforcement.

                            [SIGNATURE PAGE FOLLOWS]

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                          724 SOLUTIONS INC.

                                          By: __________________________________

                                            Its   -

                                          SHAREHOLDER:

                                          ______________________________________

                                          Name: ________________________________

                                          Address: _____________________________

                                          ______________________________________

                                          ______________________________________

                                          Fax: _________________________________

         [COUNTERPART SIGNATURE PAGE FOR REGISTRATION RIGHTS AGREEMENT]

                                SCHEDULE "12.4"
                             ARBITRATION PROCEDURES

1.1 DISPUTES COVERED BY THESE RULES

    The disputes to be covered by the provisions of these rules of procedures (the "Rules") are those disputes referred to in Section 12.4 of the Agreement to which this Schedule 12.4 is attached and which arise out of or relate to or are in connection with any of the formation, interpretation, application, operation, and enforcement of the Agreement.

1.2 EXCLUSIVE JURISDICTION

    Subject to the provisions of Section 12.10 (Governing Law) of the Agreement, it shall be a condition precedent to the bringing of any legal proceedings with respect to any dispute arising out of, or relating to, or in connection with, any of the formation, interpretation, application, operation and enforcement of the Agreement and provided that the settlement procedures set forth in Section 12.4 of the Agreement has been pursued, that the settlement procedure provided for in these Rules shall have been followed and completed.

1.3 APPOINTMENT OF ARBITRATION BOARD

    (a) If any party to the Agreement (a "Party") wishes to have any matter under this Agreement arbitrated in accordance with the provisions of this Agreement, it shall give notice ("Arbitration Notice") to the other Parties specifying particulars of the matter or matters in dispute and proposing the name of its nominee.

    (b) Arbitration shall be carried out by an Arbitration Board of three persons. If the Parties agree in writing, the Arbitration Board may be composed of a single arbitrator.

    (c) Each side to the dispute being arbitrated in accordance with these procedures, shall select an independent arbitrator as selected in accordance with paragraph (d), and then the two arbitrators shall select a third independent arbitrator. If the two arbitrators cannot agree to a mutually acceptable third independent arbitrator, who is willing to act, within 15 days of the giving of the Arbitration Notice, either Party may request an Ontario court of competent jurisdiction to do so. Any Party may request that such court, before making such appointment, consult with the President of the Computer Law Association as to the identity of suitable nominees as Arbitration Board.

    (d) No member of the Arbitration Board may be a director, officer, an employee or shareholder of any Party or of any affiliate or associate of such Party or any associate of any such director, officer, employee or shareholder or any other person who has a direct financial interest in such Party or in any associate or affiliate of such Party or of a director, officer, employee, or shareholder of such Party or who has a direct financial interest in the matter in dispute. The terms "associate" and "affiliate" shall have the respective meanings ascribed to such terms by the BUSINESS CORPORATIONS ACT (Ontario) on the date hereof.

    (e) Subject to Section 1.8 of this Schedule 12.4, the expenses of the Arbitration Board shall be borne equally by the Parties.

1.4 QUALIFICATIONS OF ARBITRATION BOARD.

    The Arbitration Board shall consist of three individuals, one of which shall have not less than 10 years experience as a licensed practising corporate or securities lawyer, and one of which shall have not less than 10 years experience in or with investment or merchant banking for the computer software industry. If the Arbitration Board consists of only one person, as agreed by the

    Parties, then the sole arbitrator shall have not less than 10 years experience in or with corporate or securities law with significant exposure to the computer software industry during the previous 5 years and must have acted as an arbitrator or mediator within the previous 5 years. Without limiting the generality of the foregoing, the Arbitration Board shall be at arm's length from both Parties and no member of the Arbitration Board shall be a member of the audit or legal firm or firms who advise either Party, nor shall he/she be a person who is otherwise regularly retained by such Parties.

1.5 SUBMISSION OF WRITTEN STATEMENTS

    (a) Within 20 days of the appointment of the Arbitration Board, the Party initiating the arbitration (the "Claimant") shall send the other Parties (collectively, the "Respondent") a Statement of Claim setting out in sufficient detail the facts and any contentions of law on which it relies, and the relief that it claims.

    (b) Within 20 days of the receipt of the Statement of Claim, the Respondent shall send the Claimant a Statement of Defence stating in sufficient detail which of the facts and contentions of law in the Statement of Claim it admits or denies, on what grounds, and on what other facts and contentions of law he relies.

    (c) Within 20 days of receipt of the Statement of Defence, the Claimant may send the Respondent a Statement of Reply.

    (d) All Statements of Claim, Defence and Reply shall be accompanied by copies (or, if they are especially voluminous, lists) of all essential documents on which the Party concerned relies and which have not previously been submitted by any Party, and (where practicable) by any relevant samples.

    (e) After submission of all the Statements, the Arbitration Board will give directions for the further conduct of the arbitration.

1.6 MEETINGS AND HEARINGS

    (a) The arbitration shall take place in the City of Toronto, Ontario or in such other place as the Claimant and the Respondent shall agree upon in writing. The arbitration shall be conducted in English unless otherwise agreed by such Parties and the Arbitration Board. Subject to any adjournments which the Arbitration Board allows, the final hearing will be continued on successive working days until it is concluded.

    (b) All meetings and hearings will be in private unless the Parties otherwise agree.

    (c) Any Party may be represented at any meetings or hearings by legal counsel.

    (d) Each Party may examine, cross-examine and re-examine all witnesses at the arbitration.

1.7 POWERS OF ARBITRATOR

    By submitting a dispute to settlement under these Rules, the Parties shall be taken to have conferred on the Arbitration Board the following jurisdiction and powers, to be exercised by the Arbitration Board so far as the relevant law allows, and in its absolute and unfettered discretion, if the Arbitration Board shall judge it to be expedient for the purpose of ensuring the just, expeditious, economical and final determination of the dispute. The Arbitration Board shall have jurisdiction to:

    (a) determine any question of fact and law;

    (b) determine any question as to its own jurisdiction;

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    (c) determine any question of good faith, dishonesty or fraud arising in the dispute;

    (d) order any Party to furnish such further details of the Party's case, in fact or in law, as it may require;

    (e) proceed notwithstanding the failure or refusal of any Party to comply with these Rules or with its orders or directions, or to attend any meeting or hearing, but only after giving that Party written notice that it intends to do so;

    (f) order the Parties to produce to the Arbitration Board, and to each other for inspection, and to supply copies of, any documents in their possession or power which it determines to be relevant. Notwithstanding the foregoing, the Arbitration Board shall allow discovery only to the extent of a single request for production of documents; oral depositions or other discovery requests shall not be permitted unless the Arbitration Board finds and informs the Parties that denial of such requests would be manifestly unjust;

    (g) receive and take into account such written or oral evidence as it shall determine to be relevant, whether or not strictly admissible in law;

    (h) hold meetings and hearings (at which the Parties may be represented by legal counsel) and consider written and oral evidence and make his/her award (including any interim award considered necessary by the Arbitration Board, and the final award) in Ontario, and, with the concurrence of the Parties thereto, elsewhere; and

    (i) make any other interim or final orders which it considers to be appropriate in all the circumstances for any of the above purposes.

    In addition, the Arbitration Board shall have such further jurisdiction and powers as may be allowed to it by the INTERNATIONAL COMMERCIAL ARBITRATIONS ACT (Ontario), the Agreement, the specific submission referred to herein, the Rules of the Institute and the arbitral laws of any place in which it holds hearings or in which witnesses attend, and of any place in which it gives any directions or makes any orders or any award.

1.8 THE AWARD

    The Arbitration Board shall include in its award an order as to the payment of the costs of the proceedings and reasonable counsel fees, and, subject to the discretion of the Arbitration Board, costs will follow success unless, in the opinion of the Arbitration Board, there is a compelling reason to depart from such result. Any Party ordered to pay costs may avail itself of any procedure for the taxing of costs, provided, however, that the Parties specifically agreed that the officer taxing such costs need not be bound by any statutory scale of costs.

    The Arbitration Board will make its decision in writing and, unless the Parties otherwise agree, the Arbitration Board's reasons will be set out in the award. The Arbitration Board will send such award to the Parties as soon as practicable after the conclusion of the proceedings. The award shall be final and binding on the Parties and shall not be subject to any appeal or review procedure whatsoever, provided that the Arbitration Board followed the Rules in good faith. The Arbitration Board shall reconsider its findings once at the request and expense of a Party, but in such event shall limit the Parties to a single memorandum stating any relevant new evidence, points and authorities, unless doing so would be manifestly unjust.

1.9 ACCESS TO COURTS FOR ENFORCEMENT AND INTERIM REMEDIES

    The Parties consent to the award of the Arbitration Board being entered in any Court having jurisdiction for the purposes of enforcement. In addition, if it appears to any Party that the

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    Arbitration Board lacks the power to give effective interim relief, such
    Party may apply to any appropriate Court for such relief.

1.10 CONFIDENTIALITY

    All meetings and hearings of or by the Arbitration Board shall be in private. All matters in dispute, all claims, submissions, evidence and findings, and the award itself (collectively, the "Information") shall be kept confidential by the Arbitration Board, and no information regarding any of the foregoing will be released to any third party or otherwise made public without the written consent of the Parties, except as otherwise contemplated herein and except for such information which is not confidential information.

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